EXHIBIT  24



                       POWER OF ATTORNEY




      The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey,
J. S. Pyke, Jr., and M. S. Duffey, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1996, being filed with the Securities and Exchange Commission by M. A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                Capacity in which Annual Report
                  on Form 10-K is to be signed

Signature                                         Date


/s/ B. C. Ames          Director of M. A. Hanna   March 5, 1997
B. C. Ames                         Company





                       POWER OF ATTORNEY




      The undersigned, Director of the corporation named herein opposite her signature, hereby appoints T. E. Lindsey,
J. S. Pyke, Jr., and M. S. Duffey, or any of them, her attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1996, being filed with the Securities and Exchange Commission by M. A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                Capacity in which Annual Report
                  on Form 10-K is to be signed

Signature                                         Date


/s/ C. A. Cartwright    Director of M. A. Hanna   March 5, 1997
C. A. Cartwright              Company





                       POWER OF ATTORNEY




      The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey,
J. S. Pyke, Jr., and M. S. Duffey, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1996, being filed with the Securities and Exchange Commission by M. A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                Capacity in which Annual Report
                  on Form 10-K is to be signed

Signature                                         Date


/s/  W. R. Embry       Director of M. A. Hanna    March  5, 1997
W. R. Embry                 Company





                       POWER OF ATTORNEY




      The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey,
J. S. Pyke, Jr., and M. S. Duffey, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1996, being filed with the Securities and Exchange Commission by M. A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                Capacity in which Annual Report
                  on Form 10-K is to be signed

Signature                                         Date


/s/ J. T. Eyton        Director of M. A. Hanna    March 5, 1997
J. T. Eyton                  Company





                       POWER OF ATTORNEY




      The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey,
J. S. Pyke, Jr., and M. S. Duffey, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1996, being filed with the Securities and Exchange Commission by M. A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                Capacity in which Annual Report
                  on Form 10-K is to be signed

Signature                                         Date


/s/ G. D. Kirkham      Director of M. A. Hanna    March 5, 1997
G. D. Kirkham                Company





                       POWER OF ATTORNEY




      The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey,
J. S. Pyke, Jr., and M. S. Duffey, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1996, being filed with the Securities and Exchange Commission by M. A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                Capacity in which Annual Report
                  on Form 10-K is to be signed

Signature                                         Date


/s/ M. L. Mann      Director of M. A. Hanna      March 5, 1997
M. L. Mann                     Company




                       POWER OF ATTORNEY




      The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey,
J. S. Pyke, Jr., and M. S. Duffey, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1996, being filed with the Securities and Exchange Commission by M. A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                Capacity in which Annual Report
                  on Form 10-K is to be signed

Signature                                         Date


/s/ R. W. Pogue     Director of M. A. Hanna       March 5, 1997
R. W. Pogue               Company





                       POWER OF ATTORNEY




      The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey,
J. S. Pyke, Jr., and M. S. Duffey, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1996, being filed with the Securities and Exchange Commission by M. A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                Capacity in which Annual Report
                  on Form 10-K is to be signed

Signature                                         Date


/s/ D. J. McGregor      Director of M. A. Hanna   March 5, 1997
D. J. McGregor                Company